Other Current Assets (Detail) In Thousands	Mar. 31, 2011 USD ($)	Mar. 31, 2011 JPY (¥)	Mar. 31, 2010 JPY (¥)
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Line Items]
Deferred tax assets (Note 17)	$ 83,740	¥ 6,963,000	¥ 5,651,000
Other receivable	80,289	6,676,000	4,825,000
Time deposit	33,013	2,745,000	3,891,000
Other	77,425	6,438,000	5,306,000
Other Assets, Current, Total	$ 274,467	¥ 22,822,000	¥ 19,673,000